CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2016

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended September 30, 2016 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	Sept. 30, 2016	June 30, 2016	Dec. 31, 2015
Net assets	$640,022,719	$596,106,152	$582,870,527
Net assets per share of Common Stock	$26.13	$24.32	$23.53
Shares of Common Stock outstanding	24,498,151	24,506,651	24,770,073

     Comparative operating results are as follows:

	Nine months ended September 30,
	2016		2015
Net investment income	$4,642,431		$3,746,422
Per share of Common Stock	.19	*	.15 *
Net realized gain on sale of investments	14,785,997		43,034,547
Increase (decrease) in net unrealized appreciation of investments	47,655,206		(92,715,258)
Increase (decrease) in net assets resulting from operations	67,083,634		(45,934,289)

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

     During the nine months ended September 30, 2016, the Corporation purchased 274,922 shares of its Common Stock at an average price of $18.49 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

Central Securities Corporation Wilmot H. Kidd, President

630 Fifth Avenue
New York, NY 10111
October 19, 2016

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PRINCIPAL PORTFOLIO CHANGES
July 1 to September 30, 2016
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased	Sold	Held September 30, 2016
Analog Devices, Inc.	50,000		450,000
The Bank of New York Mellon Corporation		200,000	400,000
Brady Corporation		100,000	500,000
California Resources Corporation		1,170	—
Coherent, Inc.		25,000	425,000
Intel Corporation		110,000	880,000
JPMorgan Chase & Co.		30,000	200,000
Liberty Global plc Class C	20,000		200,000
Liberty Global plc LiLAC Class C	70,000		170,000
Texas Instruments Inc.		20,000	—
Wells Fargo & Company	200,000		200,000

TEN LARGEST INVESTMENTS
September 30, 2016
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$119.4	18.7%	1982
Coherent, Inc.	10.7	47.0	7.3	2007
Intel Corporation	8.4	33.2	5.2	1986
Analog Devices, Inc.	6.2	29.0	4.5	1987
Motorola Solutions, Inc.	14.1	22.9	3.6	2000
Capital One Financial Corporation	16.9	20.8	3.3	2013
Medtronic plc	16.2	19.0	3.0	2009
Citigroup Inc.	19.7	18.9	3.0	2013
Rayonier Inc.	21.1	18.6	2.9	2014
Brady Corporation	1.0	17.3	2.7	1984

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS
Wilmot H. Kidd, President
John C. Hill, Vice President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE
630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 30170, College Station, TX 77842-3170
800-756-8200
www.computershare.com

CUSTODIAN
UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY

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